DERIVED INFORMATION

                            $195,009,715 CERTIFICATES
                                  (APPROXIMATE)

                              EQUITY ONE ABS, INC.
               MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1999-1



                              Equity One ABS, Inc.

                                  as Depositor


                                Equity One, Inc.

                                   as Servicer


                      Credit Enhancement via a Certificate
                      Guaranty Insurance Policy provided by


                              EQUITY ONE ABS, INC.
                MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1999-1

                                      Ambac

----------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus (the "Offering Document"). Information contained herein is preliminary, does not purport to be complete, will be superseded by the Offering Document and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by third parties and has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates and other matters, including, but not limited to, the assumptions described in the Offering Document. None of the issuer of the Certificates, the Depositor, the Servicer or any of their affiliates make any representation as to the accuracy or completeness of the information herein. Neither the Depositor nor the Servicer has prepared, reviewed or participated in the preparation of this document and is not responsible for the accuracy hereof. The information contained herein addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the information may not reflect the impact of all structural characteristics of the security. None of Donaldson, Lufkin & Jenrette Securities Corporation, the issuer of the Certificates, the Depositor, the Servicer, or their respective affiliates, make any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions hereof including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document.

DLJ
DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION

                              EQUITY ONE ABS, INC.
                MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1999-1


                           $195,009,715 (APPROXIMATE)
                              Equity One ABS, Inc.

MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1999-1


------------- ---------------- ---------------- ----------- ----------- ------------- ------------ -----------------
                                                                          MODIFIED
                APPROXIMATE                                    WAL        DURATION     PRINCIPAL   PROPOSED RATING
                CERTIFICATE        TRANCHE                  (YRS) (2)    (YRS) (2)      WINDOW      (MOODY'S/S&P)
   CLASS          BALANCE           TYPE        COUPON(1)    CALL/MAT     CALL/MAT    CALL/MAT(2)
------------- ---------------- ---------------- ----------- ----------- ------------- ------------ -----------------
------------- ---------------- ---------------- ----------- ----------- ------------- ------------ -----------------
     A          $195,009,715    Pass-Through     [Fixed]%   3.90/4.03    3.02/3.06      136/356        Aaa/AAA
------------- ---------------- ---------------- ----------- ----------- ------------- ------------ -----------------
------------- ----------------
   TOTAL        $195,009,715
------------- ----------------


Certificates rating, which is a condition to issuance, is based upon the claims paying ability of Ambac Assurance Corporation.

(1) Fixed rate coupon (30/360) payable monthly on the 25th day, or if such day is not a business day, the next succeeding business day commencing on 9/27/99, with accrued interest from 8/1/99. Fixed rate coupon subject to the lesser of (a) the stated coupon and (b) a Net WAC cap equal to the weighted average mortgage rate on the underlying mortgage loans (initially, 9.12%) less servicing (50 bps) and trust expenses ([19.5] bps). Any coupon payment subject to the Net WAC cap will also be entitled to certain supplemental yield payments to the extent of amounts released from the reserve fund. Such supplemental yield payments, if any, are intended to cover any potential interest differential between the stated coupon and the Net WAC cap. The entitlement to any supplemental yield payment will not be rated by either S&P or Moody's and will not be guaranteed by Ambac.

(2) 100% of Standard Prepayment Assumption ("SPA"): 4% - 20% CPR ramp over 12 months, remaining at 20% CPR thereafter.

(3)     Legal Final: [September 25, 2030].

                                  THE DEPOSITOR

         Equity One ABS, Inc., a Delaware corporation (the "Depositor"), was incorporated in March of 1997 for the limited purpose of acquiring, owning and transferring mortgage loans and other assets and selling interests therein or bonds secured thereby. The Depositor is a limited purpose wholly-owned finance subsidiary of Equity One, Inc., a Delaware corporation ("Equity One"). Equity One is a wholly-owned operating subsidiary of Popular North America, Inc., a Delaware corporation ("PNA"). PNA is

----------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus (the "Offering Document"). Information contained herein is preliminary, does not purport to be complete, will be superseded by the Offering Document and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by third parties and has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates and other matters, including, but not limited to, the assumptions described in the Offering Document. None of the issuer of the Certificates, the Depositor, the Servicer or any of their affiliates make any representation as to the accuracy or completeness of the information herein. Neither the Depositor nor the Servicer has prepared, reviewed or participated in the preparation of this document and is not responsible for the accuracy hereof. The information contained herein addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the information may not reflect the impact of all structural characteristics of the security. None of Donaldson, Lufkin & Jenrette Securities Corporation, the issuer of the Certificates, the Depositor, the Servicer, or their respective affiliates, make any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions hereof including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document.

DLJ
DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION

                              EQUITY ONE ABS, INC.
                MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1999-1


an indirect wholly-owned subsidiary of Popular, Inc., a diversified, publicly owned bank holding company incorporated under the General Corporation Law of Puerto Rico ("Popular"). The Depositor and Equity One are subject to comprehensive regulation by the Board of Governors of the Federal Reserve System ("Federal Reserve"). No obligations of the Depositor are insured by any governmental agency. The Depositor maintains its principal office at 103 Springer Building, 3411 Silverside Road, Wilmington, Delaware. Its telephone number is (302) 478-6160. Equity One maintains its principal office at 523 Fellowship Road, Suite 230, Mt. Laurel, New Jersey. Neither the Depositor nor any of the Depositor's affiliates will insure or guarantee distributions on the Certificates.

----------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus (the "Offering Document"). Information contained herein is preliminary, does not purport to be complete, will be superseded by the Offering Document and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by third parties and has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates and other matters, including, but not limited to, the assumptions described in the Offering Document. None of the issuer of the Certificates, the Depositor, the Servicer or any of their affiliates make any representation as to the accuracy or completeness of the information herein. Neither the Depositor nor the Servicer has prepared, reviewed or participated in the preparation of this document and is not responsible for the accuracy hereof. The information contained herein addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the information may not reflect the impact of all structural characteristics of the security. None of Donaldson, Lufkin & Jenrette Securities Corporation, the issuer of the Certificates, the Depositor, the Servicer, or their respective affiliates, make any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions hereof including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document.

DLJ
DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION

                              EQUITY ONE ABS, INC.
                MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1999-1


                                  SUMMARY TERMS

Servicer:                    Equity One, Inc.

Depositor:                   Equity One ABS, Inc.

Trustee:                     The Chase Manhattan Bank, a banking corporation organized under the laws of the State of New
                             York
Cut-off Date:                July 31, 1999.

Pricing Date:                August [   ], 1999.

Settlement Date:             August [19], 1999.

Payment Dates:               25th day of each month (or the next succeeding business day), beginning September [27], 1999.

Certificate Ratings:         The Class A Certificates are anticipated to be rated "Aaa" by Moody's  Investors  Service,  Inc.
                             ("Moody's")  and "AAA" by  Standard & Poor's,  a division  of The  McGraw-Hill  Companies,  Inc.
                             ("S&P").
Credit Enhancement:          1.   A spread account to cover shortfalls in principal and interest payments due to realized losses.
                             2.   Ambac Assurance Corporation ("Ambac") wrap,
                                  guaranteeing the full payment of interest on
                                  each distribution date and full payment of
                                  principal on the last scheduled distribution
                                  date or earlier termination of the trust fund.
                                  Ambac's claims paying ability rated Aaa/AAA by
                                  Moody's and S&P, respectively.
Optional Termination:        5% optional clean-up call (exercisable
                             when the aggregate outstanding balance of the
                             mortgage loans in the trust fund is less than 5% of
                             the initial aggregate outstanding balance of the
                             mortgage loans in the trust fund as of the cut-off
                             date).
Mortgage Loans:              Fixed rate (closed-end) first and second lien home equity mortgage loans.

----------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus (the "Offering Document"). Information contained herein is preliminary, does not purport to be complete, will be superseded by the Offering Document and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by third parties and has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates and other matters, including, but not limited to, the assumptions described in the Offering Document. None of the issuer of the Certificates, the Depositor, the Servicer or any of their affiliates make any representation as to the accuracy or completeness of the information herein. Neither the Depositor nor the Servicer has prepared, reviewed or participated in the preparation of this document and is not responsible for the accuracy hereof. The information contained herein addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the information may not reflect the impact of all structural characteristics of the security. None of Donaldson, Lufkin & Jenrette Securities Corporation, the issuer of the Certificates, the Depositor, the Servicer, or their respective affiliates, make any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions hereof including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document.

DLJ
DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION

                              EQUITY ONE ABS, INC.
                MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1999-1


ERISA Eligibility:           Subject to the considerations and
                             conditions described in the Prospectus and
                             Prospectus Supplement. It is expected that the
                             Certificates may be purchased by employee benefit
                             plans that are subject to ERISA.
SMMEA Treatment:             The Certificates WILL NOT constitute
                             "mortgage related securities" for purposes of SMMEA
                             because certain of the mortgage loans will be
                             secured by second liens.
Taxation:                    REMIC.

Registration:                The Class A Certificates will be available in book-entry
                             form through DTC, Cedel and Euroclear.

----------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus (the "Offering Document"). Information contained herein is preliminary, does not purport to be complete, will be superseded by the Offering Document and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by third parties and has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates and other matters, including, but not limited to, the assumptions described in the Offering Document. None of the issuer of the Certificates, the Depositor, the Servicer or any of their affiliates make any representation as to the accuracy or completeness of the information herein. Neither the Depositor nor the Servicer has prepared, reviewed or participated in the preparation of this document and is not responsible for the accuracy hereof. The information contained herein addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the information may not reflect the impact of all structural characteristics of the security. None of Donaldson, Lufkin & Jenrette Securities Corporation, the issuer of the Certificates, the Depositor, the Servicer, or their respective affiliates, make any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions hereof including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document.

DLJ
DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION

                              EQUITY ONE ABS, INC.
                MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1999-1



SENSITIVITY ANALYSIS

           PROJECTED PERFORMANCE UNDER VARYING PREPAYMENT ASSUMPTIONS


 Class A (To 5% Call)
--------------------------------------------------------------------------------------------------------
 % of Prepay Assumption            0% SPA       50% SPA      75% SPA    100% SPA   125% SPA     150% SPA
 Implied Seasoned CPR              0% CPR       10% CPR      15% CPR     20% CPR    25% CPR      30% CPR
--------------------------------------------------------------------------------------------------------
 Average Life (yrs.)               12.484        6.319        4.956       3.897      3.206        2.691
 Modified Duration (yrs.)           7.176        4.386        3.623       3.016      2.577        2.231
 First Principal Payment Date      9/25/99      9/25/99      9/25/99     9/25/99    9/25/99      9/25/99
 Last Principal Payment Date      11/25/25      5/25/14      3/25/14    12/25/10    2/25/09      6/25/07
 Payment Window (mos.)               315          177          175         136        114          94
 Yield @ 100.00000                  7.806        7.760        7.736       7.707      7.678        7.647


 Class A (To Maturity)
-----------------------------------------------------------------------------------------------------
 % of Prepay Assumption        0% SPA       50% SPA      75% SPA    100* SPA    125% SPA     150% SPA
 Implied Seasoned CPR          0% CPR       10% CPR      15% CPR     20% CPR     25% CPR      30% CPR
-----------------------------------------------------------------------------------------------------
 Average Life (yrs.)            12.574        6.504        5.030      4.032       3.327        2.808
 Modified Duration (yrs.)        7.186        4.431        3.642      3.064       2.626        2.285
 First Principal Payment Date   9/25/99      9/25/99      9/25/99    9/25/99     9/25/99      9/25/99
 Last Principal Payment Date    4/25/29      4125/29      4/25/29    4/25/29     4/25/29      4/25/29
 Payment Window (mos.)            356          356          356        356         356          356
 Yield @ 100.00000               7.806        7.762        7.736      7.710       7.681        7.652


 Note: SPA equals Standard Prepayment Assumption as defined on page 2.


----------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus (the "Offering Document"). Information contained herein is preliminary, does not purport to be complete, will be superseded by the Offering Document and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by third parties and has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates and other matters, including, but not limited to, the assumptions described in the Offering Document. None of the issuer of the Certificates, the Depositor, the Servicer or any of their affiliates make any representation as to the accuracy or completeness of the information herein. Neither the Depositor nor the Servicer has prepared, reviewed or participated in the preparation of this document and is not responsible for the accuracy hereof. The information contained herein addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the information may not reflect the impact of all structural characteristics of the security. None of Donaldson, Lufkin & Jenrette Securities Corporation, the issuer of the Certificates, the Depositor, the Servicer, or their respective affiliates, make any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions hereof including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document.

DLJ
DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION

                              EQUITY ONE ABS, INC.
                MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1999-1

COLLATERAL SUMMARY  -  HOME EQUITY LOAN CHARACTERISTICS
THE INFORMATION HEREIN REGARDING THE COLLATERAL REPRESENTS THE MORTGAGE POOL AS IT APPEARED ON JULY 31, 1999. CERTAIN ADDITIONS AND DELETIONS HAVE BEEN MADE TO THE MORTGAGE POOL, AND FURTHER ADDITIONS AND DELETIONS WILL BE MADE PRIOR TO THE SETTLEMENT DATE. THE INFORMATION HEREIN WILL BE SUPERSEDED BY THE INFORMATION REGARDING THE COLLATERAL SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT RELATING TO THE SECURITIES DESCRIBED HEREIN.

                                                Total/Average              Minimum               Maximum
                                                -------------              -------               -------
Loan Count                                               2,071
Original Balance                              $ 195,880,499.86
Scheduled Balance                             $ 195,009,715.42
P&I                                           $   1,797,111.41

Avg. Original Balance                         $      94,582.57          $  11,250.00         $ 1,082,250.00
Avg. Scheduled Balance                        $      94,162.10          $  11,250.00         $ 1,082,250.00
Avg. P&I                                      $         867.75          $     120.20         $    99,999.99

Current Rate -WAC                                      9.1151%               7.0000%               13.9900%

Original Term (Months)                                  194.48                    12                    360
Seasoning (Months)                                        3.47                     0                     13
Remaining Term (Months)                                 191.01                     7                    360
Remaining Term - WAM (Months)                           319.11                    64                    360

FICO Score                                              629.86                   201                    803
Original Combined LTV                                   74.92%                 8.70%                100.00%

Origination                                                               05/21/1998             07/30/1999
First Payment Date                                                        07/01/1998             09/01/1999
Scheduled Next Due Date                                                   08/01/1999             08/31/1999
Maturity Date                                                             02/12/2000             08/01/2029

Property Type
Single Family Detached                                  78.39%
Mixed Use                                               12.02%
Other                                                    9.59%

Product
Balloons                                                63.06%
Level Pay Fixed                                         36.94%


----------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus (the "Offering Document"). Information contained herein is preliminary, does not purport to be complete, will be superseded by the Offering Document and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by third parties and has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates and other matters, including, but not limited to, the assumptions described in the Offering Document. None of the issuer of the Certificates, the Depositor, the Servicer or any of their affiliates make any representation as to the accuracy or completeness of the information herein. Neither the Depositor nor the Servicer has prepared, reviewed or participated in the preparation of this document and is not responsible for the accuracy hereof. The information contained herein addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the information may not reflect the impact of all structural characteristics of the security. None of Donaldson, Lufkin & Jenrette Securities Corporation, the issuer of the Certificates, the Depositor, the Servicer, or their respective affiliates, make any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions hereof including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document.

DLJ
DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION

                              EQUITY ONE ABS, INC.
                MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1999-1


DETAILED COLLATERAL SUMMARY  -  HOME EQUITY LOAN CHARACTERISTICS
THE INFORMATION HEREIN REGARDING THE COLLATERAL REPRESENTS THE MORTGAGE POOL AS IT APPEARED ON JULY 31, 1999. CERTAIN ADDITIONS AND DELETIONS HAVE BEEN MADE TO THE MORTGAGE POOL, AND FURTHER ADDITIONS AND DELETIONS WILL BE MADE PRIOR TO THE SETTLEMENT DATE. THE INFORMATION HEREIN WILL BE SUPERSEDED BY THE INFORMATION REGARDING THE COLLATERAL SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT RELATING TO THE SECURITIES DESCRIBED HEREIN.






                                                                                    Percentage of
                                                           Aggregate Unpaid        Aggregate Unpaid
 Mortgage Loan Scheduled                                  Scheduled Principal          Scheduled
 Principal Balance ($)             Number of Loans              Balance            Principal Balance
 ---------------------------       ----------------      --------------------      -----------------
 0.00+       to    25,000.00                     32      $         650,813.98                 0.33
 25,000.00+  to    50,000.00                    416             16,271,928.34                 8.34
 50,000.00+  to    75,000.00                    570             35,680,468.33                18.30
 75,000.00+  to   100,000.00                    386             33,681,622.19                17.27
 100,000.00+ to   125,000.00                    250             27,746,458.48                14.23
 125,000.00+ to   150,000.00                    167             22,891,078.95                11.74
 150,000.00+ to   175,000.00                     78             12,572,057.90                 6.45
 175,000.00+ to   200,000.00                     60             11,283,063.58                 5.79
 200,000.00+ to   225,000.00                     30              6,416,251.36                 3.29
 225,000.00+ to   250,000.00                     20              4,745,995.30                 2.43
 250,000.00+ to   275,000.00                     10              2,672,138.02                 1.37
 275,000.00+ to   300,000.00                     15              4,354,928.90                 2.23
 300,000.00+ to   325,000.00                      3                930,642.36                 0.48
 325,000.00+ to   350,000.00                      8              2,731,922.10                 1.40
 350,000.00+ to   375,000.00                      7              2,578,520.75                 1.32
 375,000.00+ to   400,000.00                      3              1,162,763.11                 0.60
 400,000.00+ to   425,000.00                      4              1,663,499.96                 0.85
 425,000.00+ to   450,000.00                      2                879,046.28                 0.45
 450,000.00+ to   475,000.00                      1                452,000.00                 0.23
 475,000.00+ to   500,000.00                      4              1,975,822.13                 1.01
 500,000.00+ to   525,000.00                      1                525,000.00                 0.27
 550,000.00+ to   575,000.00                      1                565,254.51                 0.29
 725,000.00+ to   750,000.00                      2              1,496,188.89                 0.77
 Over    1,000,000.00                             1              1.082.250.00                 0.55
                                              -----      --------------------               ------
             Total                            2,071      $     195.009,715.42               100.00
                                              -----      --------------------               ------



                                                                                    Percentage of
                                                            Aggregate Unpaid       Aggregate Unpaid
                                                         Scheduled Principal           Scheduled
 Lien Position                      Number of Loans            Balance           Principal Balance
 -------------                      ---------------      -------------------     -------------------
 1st Lien                                     2,063      $     194,563,862.64                99.77
 2nd Lien                                         8                445 852.78                 0.23
                                              -----      --------------------               ------
             Total                            2,071      $     195,009,715.42               100.00
                                              -----      --------------------               ------

----------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus (the "Offering Document"). Information contained herein is preliminary, does not purport to be complete, will be superseded by the Offering Document and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by third parties and has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates and other matters, including, but not limited to, the assumptions described in the Offering Document. None of the issuer of the Certificates, the Depositor, the Servicer or any of their affiliates make any representation as to the accuracy or completeness of the information herein. Neither the Depositor nor the Servicer has prepared, reviewed or participated in the preparation of this document and is not responsible for the accuracy hereof. The information contained herein addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the information may not reflect the impact of all structural characteristics of the security. None of Donaldson, Lufkin & Jenrette Securities Corporation, the issuer of the Certificates, the Depositor, the Servicer, or their respective affiliates, make any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions hereof including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document.

DLJ
DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION

                              EQUITY ONE ABS, INC.
                MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1999-1



DETAILED COLLATERAL SUMMARY  -  HOME EQUITY LOAN CHARACTERISTICS
THE INFORMATION HEREIN REGARDING THE COLLATERAL REPRESENTS THE MORTGAGE POOL AS IT APPEARED ON JULY 31, 1999. CERTAIN ADDITIONS AND DELETIONS HAVE BEEN MADE TO THE MORTGAGE POOL, AND FURTHER ADDITIONS AND DELETIONS WILL BE MADE PRIOR TO THE SETTLEMENT DATE. THE INFORMATION HEREIN WILL BE SUPERSEDED BY THE INFORMATION REGARDING THE COLLATERAL SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT RELATING TO THE SECURITIES DESCRIBED HEREIN.




                                                                                    Percentage of
                                                           Aggregate Unpaid        Aggregate Unpaid
                                                          Scheduled Principal          Scheduled
 Morgage Rates (%)                  Number of Loans            Balance            Principal Balance
 ------------------                 ---------------      --------------------     -----------------
 6.500+ to  7.000                               1        $          51,457.79                  0.03
 7.000+ to  7.500                              23                3,265,444.35                  1.67
 7.500+ to  8.000                             243               22,160,362.32                 11.36
 8.000+ to  8.500                             357               34,634,818.50                 17.76
 8.500+ to  9.000                             516               45,989,595.58                 23.58
 9.000+ to  9.500                             334               32,291,580.83                 16.56
 9.500+ to 10.000                             346               33,359,900.17                 17.11
10.000+ to 10.500                             106               10,060,284.25                  5.16
10.500+ to 11.000                              89                7,915,856.32                  4.06
11.000+ to 11.500                              24                2,797,385.51                  1.43
11.500+ to 12.000                              21                1,576,493.19                  0.81
12.000+ to 12.500                               1                   87,494.53                  0.04
12.500+ to 13.000                               7                  716,215.33                  0.37
13.500+ to 14.000                               3                  102,826.75                  0.05
                                            -----        --------------------                ------
            Total                           2,071        $     195,009,715.42                100.00
                                            -----        --------------------                ------



                                                                                        Percentage of
                                                           Aggregste Unpaid          Aggregate Unpaid
Occupancy (as indicated by                                Scheduled Principal            Scheduled
borrower)                          Number of Loans              Balance             Principal Balance
--------------------------         ---------------        -------------------       -----------------
Owner Occupied                               1,690      $     158,514,219.48                 81.29
Non-Owner Occupied                             381             36,495,495.94                 18.71
                                             -----      --------------------                ------
            Total                            2,071      $     195,009,715.42                100.00
                                             -----      --------------------                ------





----------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus (the "Offering Document"). Information contained herein is preliminary, does not purport to be complete, will be superseded by the Offering Document and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by third parties and has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates and other matters, including, but not limited to, the assumptions described in the Offering Document. None of the issuer of the Certificates, the Depositor, the Servicer or any of their affiliates make any representation as to the accuracy or completeness of the information herein. Neither the Depositor nor the Servicer has prepared, reviewed or participated in the preparation of this document and is not responsible for the accuracy hereof. The information contained herein addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the information may not reflect the impact of all structural characteristics of the security. None of Donaldson, Lufkin & Jenrette Securities Corporation, the issuer of the Certificates, the Depositor, the Servicer, or their respective affiliates, make any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions hereof including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document.

DLJ
DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION

                              EQUITY ONE ABS, INC.
                MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1999-1



DETAILED COLLATERAL SUMMARY  -  HOME EQUITY LOAN CHARACTERISTICS
THE INFORMATION HEREIN REGARDING THE COLLATERAL REPRESENTS THE MORTGAGE POOL AS IT APPEARED ON JULY 31, 1999. CERTAIN ADDITIONS AND DELETIONS HAVE BEEN MADE TO THE MORTGAGE POOL, AND FURTHER ADDITIONS AND DELETIONS WILL BE MADE PRIOR TO THE SETTLEMENT DATE. THE INFORMATION HEREIN WILL BE SUPERSEDED BY THE INFORMATION REGARDING THE COLLATERAL SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT RELATING TO THE SECURITIES DESCRIBED HEREIN.

                                                                                Percentage Or
                                                      Aggregate Unpaid        Aggregate Unpaid
Original Combined Loan-to-                           Scheduled Principal          Scheduled
Value Raffos (%)              Number of Loans              Balance            Principal Balance
--------------------------    ---------------        -------------------      -----------------
 5.0+ to  10.0                        1                $     39,373.97               0.02
10.0+ to  15.0                        2                      68,337.35               0.04
15.0+ to  20.0                        3                     796,473.45               0.41
20.0+ to  25.0                        7                     722,178.80               0.37
25.0+ to  30.0                       10                     461,793.99               0.24
30.0+ to  35.0                       11                     440,157.76               0.23
35.0+ to  40.0                       14                   1,123,146.28               0.58
40.0+ to  45.0                       22                   1,976,863.43               1.01
45.0+ to  50.0                       57                   4,648,761.74               2.38
50.0+ to  55.0                       49                   5,017,049.59               2.57
55.0+ to  60.0                       94                   8,803,984.11               4.51
60.0+ to  65.0                      114                  12,790,269.28               6.56
65.0+ to  70.0                      212                  19,491,631.77              10.00
70.0+ to  75.0                      267                  25,020,631.88              12.83
75.0+ to  80.0                      689                  62,831,803.72              32.22
80.0+ to  85.0                      207                  20,508,963.87              10.52
85.0+ to  90.0                      217                  21,967,117.74              11.26
90.0+ to  95.0                       39                   3,254,019.36               1.67
95.0+ to 100.0                       56                   5.047,157.33               2.59
                                  -----                ---------------             ------
                                  2,071                $195,009,715.42             100.00
                                  =====                ===============             ======

                                                                                Percentage or
                                                      Aggregate Unpaid         Aggregate Unpaid
                                                     Scheduled Principal           Scheduled
Orizinal Loan Term (Months)    Number of Loans             Balance             Principal Balance
---------------------------    ---------------       -------------------       -----------------
0+   to  60                         187                $ 24,369,667.63              12.50
60+  to 120                         201                  20,724,877.78              10.63
120+ to 180                       1,097                  96,691,914.65              49.58
180+ to 240                         252                  17,722,896.73               9.09
240+ to 300                           5                     489,369.91               0.25
300+ to 360                         329                  35,010,988.72              17.95
                                  -----                ---------------             ------
          Total                   2.071                $195,009.715.42             100.00
                                  =====                ===============             ======


----------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus (the "Offering Document"). Information contained herein is preliminary, does not purport to be complete, will be superseded by the Offering Document and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by third parties and has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates and other matters, including, but not limited to, the assumptions described in the Offering Document. None of the issuer of the Certificates, the Depositor, the Servicer or any of their affiliates make any representation as to the accuracy or completeness of the information herein. Neither the Depositor nor the Servicer has prepared, reviewed or participated in the preparation of this document and is not responsible for the accuracy hereof. The information contained herein addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the information may not reflect the impact of all structural characteristics of the security. None of Donaldson, Lufkin & Jenrette Securities Corporation, the issuer of the Certificates, the Depositor, the Servicer, or their respective affiliates, make any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions hereof including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document.

DLJ
DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION

                              EQUITY ONE ABS, INC.
                MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1999-1




DETAILED COLLATERAL SUMMARY  -  HOME EQUITY LOAN CHARACTERISTICS
THE INFORMATION HEREIN REGARDING THE COLLATERAL REPRESENTS THE MORTGAGE POOL AS IT APPEARED ON JULY 31, 1999. CERTAIN ADDITIONS AND DELETIONS HAVE BEEN MADE TO THE MORTGAGE POOL, AND FURTHER ADDITIONS AND DELETIONS WILL BE MADE PRIOR TO THE SETTLEMENT DATE. THE INFORMATION HEREIN WILL BE SUPERSEDED BY THE INFORMATION REGARDING THE COLLATERAL SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT RELATING TO THE SECURITIES DESCRIBED HEREIN.


                                                                             Percentage Or
                                                    Aggregate Unpaid       Aggregate Unpaid
Scheduled Remaining Loan                          Scheduled Principal          Scheduled
Term (Months)                Number of Loans            Balance            Principal Balance
------------------------     ---------------      -------------------      -----------------
O+ to 60                                 187      $ 24,369,667.63                 12.50
60+ to 120                               201        20,724,877.78                 10.63
120+ to 180                            1,098        96,731,858.01                 49.60
180+ to 240                              251        17,682,953.37                  9.07
240+ to 300                                5           489,369.91                  0.25
300+ to 360                              329        35,010,988.72                 17.95
                                       -----      ---------------                ------
            Total                      2,071      $195,009.715.42                100.00
                                       =====      ===============                ======

                                                                              Percentage ot
                                                    Aggregate Unpaid       Aggregate Unpaid
                                                  Scheduled Principal          Scheduled
Credit Grade                 Number of Loans            Balance             Principal Balance
------------------------     ---------------      -------------------      -----------------
A                                      1,643      $153,690,705.68                 78.81
A+                                         6           929,499.50                  0.48
A-                                         2           382,744.27                  0.20
B                                        414        39,285,861.88                 20.15
C                                          6           720 904.09                  0.37
                                       -----      ---------------                ------
            Total                      2,071      $195,009 715.42                100.00
                                       =====      ======== ======                ======

                                                                              Percentage ot
                                                   Aggregate Unpaid        Aggregate Unpaid
                                                  Scheduled Principal          Scheduled
Loan Proaram                 Number of Loans           Balance             Principal Balance
------------------------     ---------------      -------------------      -----------------
Full Documents                         1,818      $166,786,922.46                 85.53
No Income Verification                   253         28,222,792.96                14.47
                                       -----      ---------------                ------
            Total                      2,071      $195,009.715.42                100.00
                                       =====      ===============                ======




----------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus (the "Offering Document"). Information contained herein is preliminary, does not purport to be complete, will be superseded by the Offering Document and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by third parties and has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates and other matters, including, but not limited to, the assumptions described in the Offering Document. None of the issuer of the Certificates, the Depositor, the Servicer or any of their affiliates make any representation as to the accuracy or completeness of the information herein. Neither the Depositor nor the Servicer has prepared, reviewed or participated in the preparation of this document and is not responsible for the accuracy hereof. The information contained herein addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the information may not reflect the impact of all structural characteristics of the security. None of Donaldson, Lufkin & Jenrette Securities Corporation, the issuer of the Certificates, the Depositor, the Servicer, or their respective affiliates, make any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions hereof including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document.

DLJ
DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION

                              EQUITY ONE ABS, INC.
                MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1999-1




DETAILED COLLATERAL SUMMARY  -  HOME EQUITY LOAN CHARACTERISTICS
THE INFORMATION HEREIN REGARDING THE COLLATERAL REPRESENTS THE MORTGAGE POOL AS IT APPEARED ON JULY 31, 1999. CERTAIN ADDITIONS AND DELETIONS HAVE BEEN MADE TO THE MORTGAGE POOL, AND FURTHER ADDITIONS AND DELETIONS WILL BE MADE PRIOR TO THE SETTLEMENT DATE. THE INFORMATION HEREIN WILL BE SUPERSEDED BY THE INFORMATION REGARDING THE COLLATERAL SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT RELATING TO THE SECURITIES DESCRIBED HEREIN.



                                                                                Percentage Or
                                                      Aggregate Unpaid        Aggregate Unpaid
                                                     Scheduled Principal          Scheduled
EICO Score                    Number of Loans              Balance            Principal Balance
--------------------------    ---------------        -------------------      -----------------
 Zero                                   4             $    300,564.00                   0.15
 200+ to 225                            1                  152,336.26                   0.08
 425+ to 450                            1                   39,902.99                   0.02
 450+ to 475                            4                  482,578.18                   0.25
 475+ to 500                           21                2,002,952.08                   1.03
 500+ to 525                           58                5,538,071.12                   2.84
 525+ to 550                          113               11,348,807.61                   5.82
 550+ to 575                          194               18,537,786.94                   9.51
 575+ to 600                          263               25,257,214.97                  12.95
 600+ to 625                          333               31,734,775.70                  16.27
 625+ to 650                          330               31,183,599.14                  15.99
 650+ to 675                          258               23,121,504.24                  11.86
 675+ to 700                          173               17,027,684.32                   8.73
 700+ to 725                          142               12,641,831.68                   6.48
 725+ to 750                          106                9,416,180.76                   4.83
 750+ to 775                           50                4,135,404.26                   2.12
 775+ to 800                           19                2,057,521.17                   1.06
 800+ to 825                            1                   31,000.00                   0.02
                                    -----             ---------------                 ------
             Total                  2,071             $195,009,715.42                 100.00
                                    =====             ===============                 ======

                                                                                Percentage Or
                                                      Aggregate Unpaid        Aggregate Unpaid
                                                     Scheduled Principal          Scheduled
State                         Number of Loans              Balance            Principal Balance
--------------------------    ---------------        -------------------      -----------------
 Pennsylvania                         570             $ 50,316,569.88                 25.80
 New Jersey                           395               48,918,648.82                 25.09
 North Carolina                       126                9,688,748.00                  4.97
 Massachusetts                         83                9,394,865.80                  4.82
 Kansas                                96                8,697,707.64                  4.46
 lowa                                  95                6,156,455.58                  3.16
 Ohio                                  59                5,129,612.47                  2.63
 Florida                               48                4,578,251.59                  2.35
 Rhode Island                          39                4,128,170.27                  2.12
 Virginia                              56                3,974,189.34                  2.04
 Other                                504               44,026.496.03                 22.58
                                    -----             ---------------                ------
             Total                  2,071             $195,009,715.42                100.00
                                    =====             ===============                ======

----------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus (the "Offering Document"). Information contained herein is preliminary, does not purport to be complete, will be superseded by the Offering Document and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by third parties and has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates and other matters, including, but not limited to, the assumptions described in the Offering Document. None of the issuer of the Certificates, the Depositor, the Servicer or any of their affiliates make any representation as to the accuracy or completeness of the information herein. Neither the Depositor nor the Servicer has prepared, reviewed or participated in the preparation of this document and is not responsible for the accuracy hereof. The information contained herein addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the information may not reflect the impact of all structural characteristics of the security. None of Donaldson, Lufkin & Jenrette Securities Corporation, the issuer of the Certificates, the Depositor, the Servicer, or their respective affiliates, make any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions hereof including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document.